UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 29, 2019

MARVELL TECHNOLOGY GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda	000-30877	77-0481679
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Canon’s Court

22 Victoria Street

Hamilton HM 12

Bermuda

(Address of principal executive offices)

(441) 296-6395

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Shares	MRVL	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On May 29, 2019, Marvell Technology Group Ltd. (the “Company”), a Bermuda exempted company, entered into an Asset Purchase Agreement (the “Purchase Agreement”) with NXP USA, Inc. (the “Buyer”), a Delaware corporation, pursuant to which the Company agreed to sell to the Buyer, and caused its affiliates to sell to the Buyer, certain assets related to its wireless business for $1.76 billion in cash at closing (the “Transaction”). In addition, the Company will license certain intellectual property to the Buyer in connection with the transferred business and provide certain temporary transition services following completion of the Transaction. The Transaction is subject to regulatory approval and other customary closing conditions.

The Purchase Agreement contains customary representations, warranties and covenants for a transaction of this type. The representations, warranties and covenants contained in the Purchase Agreement are made by the parties solely for the benefit of each other and should not be relied upon by any other person. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated May 29, 2019

Forward-Looking Statements

Cautionary Statement Regarding Forward Looking Statements

This Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally can be identified by phrases such as the Company “believes,” “expects,” “anticipates,” “foresees,” “estimates” or other words or phrases of similar import. Similarly, statements herein that describe the proposed acquisition are forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of or the price of the Company’s stock. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: the ability of the parties to consummate the proposed transaction and the satisfaction of the conditions precedent to consummation of the proposed transaction, including the ability to secure regulatory approvals at all or in a timely manner; and the other risks and important factors contained and identified in the Company’s most recent Annual Report on Form 10-K, dated March 28, 2019, and other Securities and Exchange Commission filings of the Company, that could cause actual results to differ materially from the forward-looking statements. The forward-looking statements included in this Form 8-K are made only as of the date of this Form 8-K. The Company does not undertake any obligation to update the forward-looking statements to reflect subsequent events or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 29, 2019	MARVELL TECHNOLOGY GROUP LTD.

	By:	/s/ Mitchell Gaynor
	Name:	Mitchell Gaynor
	Title:	Executive Vice President, Chief Administration and Legal Officer and Secretary